UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2012

ALON USA ENERGY, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-32567	74-2966572
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12700 Park Central Dr., Suite 1600

Dallas, TX 75251

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (972) 367-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Other Events

On September 4, 2012, Alon USA Energy, Inc. (the “Company”) announced that its subsidiary, Alon USA Partners, LP (“Alon Partners”), filed a Registration Statement on Form S-1 (File No. 333-183671) (as may be amended from time to time, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) relating to the proposed initial public offering of common units representing limited partner interests in Alon Partners. On October 26, 2012, Alon Partners filed Amendment No. 2 (“Amendment No. 2”) to the Registration Statement. For Regulation FD purposes, the Company wishes to disclose the relevant financial information on pages 53 to 62 of Amendment No. 2, which information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference (the “Alon Partners S-1 Excerpt”). The information in the Alon Partners S-1 Excerpt will differ in certain respects from the results of the Company due to differences associated with reporting Alon Partners on a stand-alone basis. References in the Alon Partners S-1 Excerpt to “this offering,” “unit” or “unitholders” refer to the offering of common units representing limited partner interests in Alon Partners pursuant to the Registration Statement. References to “Alon USA,” “Alon USA Partners, LP Predecessor,” “the Partnership,” “we,” “our” or like terms when used in a historical context refer to the businesses of Alon USA, LP and Alon USA Refining, Inc., each of which the Company is contributing to Alon Partners in connection with the offering. When used in the present tense or prospectively, those terms refer to Alon Partners and its subsidiaries. References to “the general partner” refer to Alon USA Partners GP, LLC, the general partner of Alon Partners.

A registration statement relating to these securities has been filed with the SEC, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. Neither this Current Report on Form 8-K nor the information contained herein shall constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Certain statements contained in this Current Report on Form 8-K and other materials we file with the SEC, or in other written or oral statements made by us, other than statements of historical fact, are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. We have used the words “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “will,” “future” and similar terms and phrases to identify forward-looking statements.

Forward-looking statements reflect our current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our financial condition, results of operations and cash flows.

Actual events, results and outcomes may differ materially from our expectations due to a variety of factors. Although it is not possible to identify all of these factors, they include, among others, the following:

•	changes in general economic conditions and capital markets;

•	changes in the underlying demand for our products;

•	the availability, costs and price volatility of crude oil, other refinery feedstocks and refined products;

•	changes in the spread between West Texas Intermediate Cushing (“WTI”) crude oil and West Texas Sour (“WTS”) crude oil;

•	changes in the spread between WTI crude oil and Light Louisiana Sweet and Heavy Louisiana Sweet crude oils, as well as the spread between California crudes such as Buena Vista and WTI;

•	the effects of transactions involving forward contracts and derivative instruments;

•	actions of customers and competitors;

•

termination of our Supply and Offtake Agreements with J. Aron & Company (“J. Aron”), which include all our refineries and under which J. Aron is our largest supplier of crude oil and our largest customer of refined products. Additionally, we are obligated to repurchase all consigned inventories and certain other inventories upon termination of these Supply and Offtake Agreements;

•	changes in fuel and utility costs incurred by our facilities;

•	disruptions due to equipment interruption, pipeline disruptions or failure at our or third-party facilities;

•	the execution of planned capital projects;

•	adverse changes in the credit ratings assigned to our trade credit and debt instruments;

•	the effects of and cost of compliance with current and future state and federal environmental, economic, safety and other laws, policies and regulations;

•	operating hazards, natural disasters such as flooding, casualty losses and other matters beyond our control;

•	the effect of any national or international financial crisis on our business and financial condition; and

•

the other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2011 and the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2012 and June 30, 2012 under the caption “Risk Factors.”

Any one of these factors or a combination of these factors could materially affect our future results of operations and could influence whether any forward-looking statements ultimately prove to be accurate. Our forward-looking statements are not guarantees of future performance, and actual results and future performance may differ materially from those suggested in any forward-looking statements. We do not intend to update these statements unless we are required by the securities laws to do so.

In accordance with General Instruction B.2, the information contained in this report is being “furnished” to the U.S. Securities and Exchange and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01 Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Alon Partners S-1 Excerpt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA ENERGY, INC.

By:	/s/ Shai Even
Shai Even
Senior Vice President and Chief Financial Officer

Date: October 26, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Alon Partners S-1 Excerpt